      As filed with the Securities and Exchange Commission on November 26, 2008.
                                                            File Nos. 333-155653

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                         Pre-Effective Amendment No. 1
                                       to
                                    FORM F-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

      MANULIFE FINANCIAL                                                      JOHN HANCOCK VARIABLE LIFE
         CORPORATION                (EXACT NAME OF EACH REGISTRANT AS             INSURANCE COMPANY
                                        SPECIFIED IN ITS CHARTER)

            CANADA                   (STATE OR OTHER JURISDICTION OF                MASSACHUSETTS
                                     INCORPORATION OR ORGANIZATION)

          98-0361647                 (I.R.S. EMPLOYER IDENTIFICATION                  04-2664016
                                                 NUMBER)

    200 BLOOR STREET EAST         (ADDRESS AND TELEPHONE NUMBER OF EACH          601 CONGRESS STREET
       TORONTO, ONTARIO         REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)   BOSTON, MASSACHUSETTS 02110-2805
       CANADA, M4W 1E5                                                               (617) 663-3000
        (416) 926-3000

   RICHARD A. LOCOCO, ESQ.                                                     ARNOLD R. BERGMAN, ESQ.
MANULIFE FINANCIAL CORPORATION                                                  THOMAS J. LOFTUS, ESQ.
    200 BLOOR STREET EAST             (NAME, ADDRESS AND TELEPHONE            JOHN HANCOCK VARIABLE LIFE
       TORONTO, ONTARIO               NUMBER OF AGENT FOR SERVICE)                INSURANCE COMPANY
        CANADA M4W 1E5                                                           601 CONGRESS STREET
        (416) 926-3000                                                      BOSTON, MASSACHUSETTS 02210-2805
                                                                                   (617) 663-3000

                                   ----------

                                   COPIES TO:

        ANDREW J. BECK                                                           STEPHEN E. ROTH
          TORYS LLP                                                        SUTHERLAND, ASBILL & BRENNAN, LLP
       237 PARK AVENUE                                                       1275 PENNSYLVANIA AVENUE, NW
   NEW YORK, NEW YORK 10017                                                   WASHINGTON, DC 20004-2415
        (212) 880-6000                                                              (202) 383-0100

                                   ----------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

                                   ----------

If only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [ ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]

================================================================================

                                   ----------

                         CALCULATION OF REGISTRATION FEE

                                   ----------

                                                          PROPOSED           PROPOSED
                                                           MAXIMUM            MAXIMUM
 TITLE OF EACH CLASS OF SECURITIES     AMOUNT TO BE    AGGREGATE PRICE  AGGREGATE OFFERING      AMOUNT OF
          TO BE REGISTERED            REGISTERED (1)  PER SECURITY (2)       PRICE (2)      REGISTRATION FEE
------------------------------------  --------------  ----------------  ------------------  ----------------
Market value adjustment interests
under deferred annuity contracts        $50,000,000         100%               100%                (3)
Subordinated guarantee relating to
market value adjustment interests
under deferred annuity contracts                                                                   None

(1) An indeterminate number or amount of market value adjustment interests under deferred annuity contracts of John Hancock Variable Life Insurance Company that may from time to time be issued at indeterminate prices, in U.S. dollars. In no event will the aggregate maximum offering price of all securities issued pursuant to this registration statement exceed $50,000,000.

(2) Estimated solely for the purpose of determining the amount of the registration fee.

(3) Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the "Securities Act"), the securities registered hereunder represent unsold securities previously registered in such issuer's Registration Statement on Form F-3 (File Nos. 333-124224 and 333-124224-01), filed on April 21, 2005 (the "Prior Registration Statement"). In connection with such Prior Registration Statement, the issuers paid a filing fee of $5,885 with respect to such unsold securities. The filing fee paid in connection with such Prior Registration Statement shall continue to apply to the unsold securities and no filing fee in respect to such unsold securities is due hereunder. Pursuant to Rule 457(n) under the Securities Act, no separate fee for the subordinated guarantees is payable.

THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                EXPLANATORY NOTE


     The purpose of this Pre-Effective Amendment No. 1 is to amend the fee table of the previously filed registration statement to conform to the "Filing Guidance for Companies Replacing Expiring Shelf Registration Statements in Accordance with Securities Act Rules 415(a)(5) and (6)" issued by the Securities and Exchange Commission on November 21, 2008.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 8. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Manulife Financial Corporation

Under the Insurance Companies Act (Canada), a company may not, by contract, resolution or by-law, limit the liability of its directors for breaches of their fiduciary duties. However, the company may indemnify a director or officer, a former director or officer or a person who acts or acted at the company's request as a director or officer of or in a similar capacity for another entity against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal, administrative, investigative or other proceeding to which he or she is involved because of that association with the company or other entity, if:

     (1) that person acted honestly and in good faith with a view to the best interests of, as the case may be, the company or the other entity for which he or she acted at the company's request as a director or officer or in a similar capacity; and

     (2) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, that person had reasonable grounds for believing that his or her conduct was lawful.

These individuals are entitled to indemnity from the company if the person was not judged by the court or other competent authority to have committed any fault or omitted to do anything he or she ought to have done and fulfills the conditions set out in (1) and (2) above. A company may, with the approval of a court, also indemnify that person against all costs, charges and expenses reasonably incurred by them in connection with an action by or on behalf of the company or other entity to procure a judgment in its favor, to which the person is made a party by reason of being or having been a director or officer of the company or entity, if he or she fulfills the conditions set out in (1) and (2) above.

The by-laws of Manulife Financial Corporation ("MFC") provide that the board of directors of MFC shall make provisions, by resolution, for the indemnification of directors, officers, employees and such other persons as the directors shall decide on such terms and conditions as they establish. MFC's administrative resolutions provide that MFC shall indemnify a director, officer or employee, a former director, officer or employee, or a person who acts or acted at MFC's request as a director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise against any liability and costs arising out of any action or suit against them from the execution of their duties, subject to the limitations described in the administrative resolutions.

MFC's administrative resolutions provide that MFC will have no obligation to indemnify any person for:

     - any acts committed with actual dishonest, fraudulent, criminal or malicious intent;

     -    any act of gross negligence or willful neglect;

     - any claims relating to liabilities of other persons assumed by any person entitled to indemnification;

     - any claims relating to enterprises owned, operated, managed or controlled by any person entitled to indemnification;

     - any claims relating to pension plans sponsored by any person entitled to indemnification;

     -    bodily injury, sickness or disease of any person;

     -    injury to or destruction of any tangible property; and

     -    any actions which were in breach of compliance with MFC policy.

MFC maintains a directors' and officers' liability insurance policy with a policy limit of U.S. $150,000,000. The policy is renewed annually. The policy provides protection to directors and officers against liability incurred by them in their capacities as directors and officers of MFC and its subsidiaries. The policy also provides protection to MFC for claims made against directors and officers for which MFC has granted directors and officers indemnity, as required or permitted under applicable statutory or by-law provisions.

John Hancock Variable Life Insurance Company

Pursuant to Article X of the By-Laws of John Hancock Variable Life Insurance Company (JHVLICO) and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his or her heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he or she may be involved or threatened by reason of any alleged act or omission as an officer or a director of JHVLICO. No indemnification shall be paid if a director or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of JHVLICO. JHVLICO may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such amounts if he or she should be determined not to be entitled to indemnification.

As stated above, MFC maintains a directors' and officers' liability insurance policy with a policy limit of U.S. $150,000,000. The policy provides protection to directors and officers against liability incurred by them in their capacities as directors and officers of MFC and its subsidiaries, including JHVLICO.

ITEM 9. EXHIBITS

Exhibit        Description
-------        -----------
   1     (a)   Form of Distribution Agreement by and among Signator Investors
               Inc. (previously known as "John Hancock Distributors, Inc."),
               John Hancock Life Insurance Company (formerly known as "John
               Hancock Mutual Life Insurance Company"), and John Hancock
               Variable Life Insurance Company, incorporated by reference from
               Exhibit 1.A(3)(a) to Pre-Effective Amendment No. 2 to Form S-6
               Registration Statement of John Hancock Variable Life Account S
               (File No. 333-15075), filed April 22, 1997.

   1     (b)   Specimen Variable Contracts Selling Agreement between Signator
               Investors, Inc., and selling broker- dealers, incorporated by reference from Exhibit 1.A(3)(b) to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life
               Account S (File No. 333-15075), filed April 22, 1997.

   4     (a)   Form of group deferred combination fixed and variable annuity contract, incorporated by reference from Exhibit 4(a) to Form N-4
               Registration Statement of John Hancock Variable Annuity Account
               JF (File No. 333-84769), filed August 9, 1999.

   4     (b)   Form of group deferred combination fixed and variable annuity certificate, incorporated by reference from Exhibit 4(b) to Form
               N-4 Registration Statement of John Hancock Variable Annuity
               Account JF (File No. 333-84769), filed August 9, 1999.

   4     (c)   Form of Waiver of Withdrawal Charge Rider, incorporated by reference from Exhibit 4(d) to Pre-Effective Amendment No. 1 to
               Form N-4 Registration Statement of John Hancock Variable Annuity
               Account JF (File No. 333-81127), filed August 9, 1999.

   4     (d)   Form of Guaranteed Retirement Income Benefit Rider, incorporated by reference from Exhibit 4(e) to Pre- Effective Amendment No. 1 to Form N-4 Registration Statement of John Hancock Variable
               Annuity Account JF (File No. 333-81127), filed August 9, 1999.

   4     (e)   Form of Accumulated Value Enhancement Rider, incorporated by reference from Exhibit 4(g) to Pre- Effective Amendment No. 1 to
               Form N-4 Registration Statement of John Hancock Variable Annuity
               Account JF (File No. 333-81127), filed August 9, 1999.

   4     (f)   Form of Death Benefit Enhancement Rider, incorporated by
               reference from Exhibit 4(f) to Post-Effective Amendment No. 6 to
               Form S-1 Registration Statement of John Hancock Variable Life
               Insurance Company (File No. 33-64945), filed April 16, 2002.

   4     (g)   Form of Earnings Enhanced Death Benefit Rider, incorporated by reference from Exhibit 4(g) to Post- Effective Amendment No. 6 to
               Form S-1 Registration Statement of John Hancock Variable Life
               Insurance Company (File No. 33-64945), filed April 16, 2002.

Exhibit        Description
-------        -----------
   4     (h)   Form of contract application, incorporated by reference from
               Exhibit 5 to Form N-4 Registration Statement of John Hancock
               Variable Annuity Account JF (File No. 333-84769), filed August 9,
               1999.

   4     (i)   Form of Guarantee Agreement dated as of December 30, 2002, between John Hancock Financial Services, Inc. and John Hancock
               Variable Life Insurance Company, incorporated by reference from Form S-3 Registration Statement of John Hancock Variable Life
               Insurance Company and John Hancock Financial Services, Inc. (File
               No. 333-102743), filed January 27, 2003.

   4     (j)   Form of Subordinated Guarantee by Manulife Financial Corporation
               in favor of certain holders of market value adjustment interests under deferred annuity contracts issued by John Hancock Variable
               Life Insurance Company, incorporated by reference from Exhibit
               4(j) of combined MFC/JHVLICO Form F-3 Registration Statement
               (File Nos. 333-124224 and 333-124224-01), filed April 21, 2005.

   4     (k)   Form of nursing home waiver of CDSL rider, incorporated by reference from Exhibit 4(d) of Form N-4 Registration Statement of
               John Hancock Variable Annuity Account JF (File No. 33-64947), filed December 12, 1995.

   4     (l)   Form of one year stepped-up death benefit rider, incorporated by reference from Exhibit 4(e) of Form N-4 Registration Statement of
               John Hancock Variable Annuity Account JF (File No. 33-64947), filed December 12, 1995.

   4     (m)   Form of accidental death benefit rider, incorporated by reference from Exhibit 4(f) of Form N-4 Registration Statement of John
               Hancock Variable Annuity Account JF (File No. 33-64947), filed
               December 12, 1995.

  *5     (a)   Opinion of Chief Counsel regarding legality of the market value adjustment interests under deferred annuity contracts being registered.

  *5     (b)   Opinion of Chief Counsel regarding validity of the subordinated guarantee.

  *5     (c)   Opinion of Torys LLP regarding validity under Canadian law of the subordinated guarantee and enforceability of judgments.

  *23    (a)   Consent of independent auditors for Manulife Financial
               Corporation.

  *23    (b)   Consent of independent auditors for John Hancock Variable Life
               Insurance Company and John Hancock Variable Annuity Account JF.

  *23    (c)   Consent of Chief Counsel (included as part of its opinion filed as Exhibit 5(a) and incorporated herein by reference).

  *23    (d)   Consent of Chief Counsel (included as part of its opinion filed as Exhibit 5(b) and incorporated herein by reference).

  *23    (e)   Consent of Torys LLP (included as part of its opinion filed as
               Exhibit 5(c) and incorporated herein by reference).

  *24    (a)   Powers of Attorney.


-----------

 * Previously filed.

ITEM 10. UNDERTAKINGS

(a) Each undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

     (2) that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Manulife Financial Corporation hereby undertakes to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act of 1933 need not be furnished, provided, that such registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (b) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Item 8 of Form 20-F if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by such registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(c) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

     (i) If the registrant is relying on Rule 430B:

          (A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

          (B) Each prospectus required to be filed pursuant to Rule 424(b)(2),
          (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430(B) relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

     (ii) If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(d) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

     The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

     (i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

     (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

     (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

     (iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(e) Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of such registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(f) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Manulife Financial Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, Canada, on November 26, 2008.

                                        MANULIFE FINANCIAL CORPORATION


                                        By: /s/ Dominic D'Alessandro
                                            ------------------------------------
                                        Name:  Dominic D'Alessandro
                                        Title: President and Chief Executive
                                               Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 26, 2008.

             SIGNATURE                                  TITLE
------------------------------------  ------------------------------------------

/s/ Dominic D'Alessandro                President, Chief Executive Officer and
------------------------------------    Director (Principal Executive Officer)
Dominic D'Alessandro


/s/ Peter H. Rubenovitch              Senior Executive Vice President and Chief
------------------------------------  Financial Officer (Principal Financial and
Peter H. Rubenovitch                              Accounting Officer)


          *                                            Chairman
------------------------------------
Gail C. A. Cook-Bennett


          *                                            Director
------------------------------------
John M. Cassaday


          *                                            Director
------------------------------------
Lino J. Celeste


          *                                            Director
------------------------------------
Thomas P. d'Aquino


          *                                            Director
------------------------------------
Richard B. DeWolfe


          *                                            Director
------------------------------------
Robert E. Dineen, Jr.

             SIGNATURE                                  TITLE
------------------------------------  ------------------------------------------


        *                                              Director
------------------------------------
Pierre Y. Ducros


        *                                              Director
------------------------------------
Scott M. Hand


        *                                              Director
------------------------------------
Robert J. Harding


        *                                              Director
------------------------------------
Luther S. Helms


        *                                              Director
------------------------------------
Thomas E. Kierans


        *                                              Director
------------------------------------
Lorna R. Marsden


        *                                              Director
------------------------------------
Hugh W. Sloan, Jr.


        *                                              Director
------------------------------------
Gordon G. Thiessen


     * By the signature set forth below, the undersigned, pursuant to the duly authorized power of attorney filed with the Securities and Exchange Commission, has signed this Pre-Effective Amendment No. 1 to the Registration Statement on behalf of the person indicated.


                                      By  /s/ Peter H. Rubenovitch
                                          -------------------------
                                          Peter H. Rubenovitch
                                          Attorney-in-Fact

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, John Hancock Variable Life Insurance Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on November 26, 2008.

                                        JOHN HANCOCK VARIABLE LIFE INSURANCE
                                        COMPANY


                                        By: /s/ Lynne Patterson
                                            ------------------------------------
                                        Name: Lynne Patterson
                                        Title: VP and Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on November 26, 2008.

              Signature                              Title
-----------------------------------   ----------------------------------------


       *
-----------------------------------            Director and President
James R. Boyle                              (Principal Executive Officer)


/s/ Lynne Patterson
-----------------------------------   Director, VP and Chief Financial Officer
Lynne Patterson                            (Principal Financial Officer)


       *
-----------------------------------         Vice President and Controller
Jeffery Whitehead                          (Principal Accounting Officer)


       *
-----------------------------------                   Chairman
John D. DesPrez III


       *
-----------------------------------                   Director
Jonathan Chiel


       *
-----------------------------------                   Director
Scott Hartz


       *
-----------------------------------                   Director
Hugh McHaffie


       *
-----------------------------------                   Director
Warren A. Thomson



     * By the signature set forth below, the undersigned, pursuant to the duly authorized powers of attorney filed with the Securities and Exchange Commission, has signed this Pre-Effective Amendment No. 1 to the Registration Statement on behalf of the person indicated.


                                             By /s/ Arnold R. Bergman
                                               ---------------------------
                                               Arnold R. Bergman
                                               Attorney-in-Fact

                           AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative of Manulife Financial Corporation in the United States, has signed this Registration Statement, on November 26, 2008.

                                        JOHN HANCOCK VARIABLE LIFE INSURANCE
                                        COMPANY.


                                        By: /s/ Jonathan Chiel
                                            ------------------------------------
                                        Name: JONATHAN CHIEL
                                        Title: EXECUTIVE VICE PRESIDENT AND
                                               GENERAL COUNSEL--JOHN HANCOCK

EXHIBIT INDEX

Exhibit         Description
-------         ----------------------------------------------------------------
1         (a)   Form of Distribution Agreement by and among Signator Investors
                Inc. (previously known as "John Hancock Distributors, Inc."),
                John Hancock Life Insurance Company (formerly known as "John
                Hancock Mutual Life Insurance Company"), and John Hancock
                Variable Life Insurance Company, incorporated by reference from
                Exhibit 1.A(3)(a) to Pre-Effective Amendment No. 2 to Form S-6
                Registration Statement of John Hancock Variable Life Account S
                (File No. 333-15075), filed April 22, 1997.

1         (b)   Specimen Variable Contracts Selling Agreement between Signator
                Investors, Inc., and selling broker-dealers, incorporated by reference from Exhibit 1.A(3)(b) to Pre-Effective Amendment No.
                2 to Form S-6 Registration Statement of John Hancock Variable
                Life Account S (File No. 333-15075), filed April 22, 1997.

4         (a)   Form of group deferred combination fixed and variable annuity contract, incorporated by reference from Exhibit 4(a) to Form
                N-4 Registration Statement of John Hancock Variable Annuity
                Account JF (File No. 333-84769), filed August 9, 1999.

4         (b)   Form of group deferred combination fixed and variable annuity certificate, incorporated by reference from Exhibit 4(b) to Form
                N-4 Registration Statement of John Hancock Variable Annuity
                Account JF (File No. 333-84769), filed August 9, 1999.

4         (c)   Form of Waiver of Withdrawal Charge Rider, incorporated by reference from Exhibit 4(d) to Pre-Effective Amendment No. 1 to
                Form N-4 Registration Statement of John Hancock Variable Annuity
                Account JF (File No. 333-81127), filed August 9, 1999.

4         (d)   Form of Guaranteed Retirement Income Benefit Rider, incorporated by reference from Exhibit 4(e) to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement of John Hancock Variable
                Annuity Account JF (File No. 333-81127), filed August 9, 1999.

4         (e)   Form of Accumulated Value Enhancement Rider, incorporated by reference from Exhibit 4(g) to Pre-Effective Amendment No. 1 to
                Form N-4 Registration Statement of John Hancock Variable Annuity
                Account JF (File No. 333-81127), filed August 9, 1999.

4         (f)   Form of Death Benefit Enhancement Rider, incorporated by
                reference from Exhibit 4(f) to Post-Effective Amendment No. 6 to
                Form S-1 Registration Statement of John Hancock Variable Life
                Insurance Company (File No. 33-64945), filed April 16, 2002.

4         (g)   Form of Earnings Enhanced Death Benefit Rider, incorporated by reference from Exhibit 4(g) to Post-Effective Amendment No. 6 to
                Form S-1 Registration Statement of John Hancock Variable Life
                Insurance Company (File No. 33-64945), filed April 16, 2002.

4         (h)   Form of contract application, incorporated by reference from
                Exhibit 5 to Form N-4 Registration Statement of John Hancock
                Variable Annuity Account JF (File No. 333-84769), filed August
                9, 1999.

4         (i)   Form of Guarantee Agreement dated as of December 30, 2002, between John Hancock Financial Services, Inc. and John Hancock
                Variable Life Insurance Company, incorporated by reference from
                Form S-3 Registration Statement of John Hancock Variable Life
                Insurance Company and John Hancock Financial Services, Inc.
                (File No. 333-102743) filed January 27, 2003.

4         (j)   Form of Subordinated Guarantee by Manulife Financial Corporation
                in favor of certain holders of market value adjustment interests under deferred annuity contracts issued by John Hancock Variable
                Life Insurance Company, incorporated by reference from Exhibit
                4(j) of combined MFC/JHVLICO Form F-3 Registration Statement
                (File Nos. 333-124224 and 333-124224-01), filed April 21,2005.

Exhibit         Description
-------         ----------------------------------------------------------------
 4        (k)   Form of nursing home waiver of CDSL rider, incorporated by reference from Exhibit 4(d) of Form N-4 Registration Statement of John Hancock Variable Annuity Account JF (File No. 33-64947),
                filed December 12, 1995.

 4        (l)   Form of one year stepped-up death benefit rider, incorporated by reference from Exhibit 4(e) of Form N-4 Registration Statement of John Hancock Variable Annuity Account JF (File No. 33-64947),
                filed December 12, 1995.

 4        (m)   Form of accidental death benefit rider, incorporated by
                reference from Exhibit 4(f) of Form N-4 Registration Statement of John Hancock Variable Annuity Account JF (File No. 33-64947),
                filed December 12, 1995.

*5        (a)   Opinion of Chief Counsel regarding legality of the market value adjustment interests under deferred annuity contracts being registered.

*5        (b)   Opinion of Chief Counsel regarding validity of the subordinated guarantee.

*5        (c)   Opinion of Torys LLP regarding validity under Canadian law of the subordinated guarantee and enforceability of judgments.

*23       (a)   Consent of independent auditors for Manulife Financial
                Corporation.

*23       (b)   Consent of independent auditors for John Hancock Variable Life
                Insurance Company and John Hancock Variable Annuity Account JF.

*23       (c)   Consent of Chief Counsel (included as part of its opinion filed as Exhibit 5(a) and incorporated herein by reference).

*23       (d)   Consent of Chief Counsel (included as part of its opinion filed as Exhibit 5(b) and incorporated herein by reference).

*23       (e)   Consent of Torys LLP (included as part of its opinion filed as
                Exhibit 5(c) and incorporated herein by reference).

*24       (a)   Powers of Attorney.

-----------

 * Previously filed.